SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    August 13, 2002

BEASLEY BROADCAST GROUP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-29253	65-0960915
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3033 Riviera Drive, Suite 200, Naples, Florida 34103
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:    (239) 263-5000

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9.    REGULATION FD DISCLOSURE

On August 13, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the “Form 10-Q”) with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the Registrant has provided to the Securities and Exchange Commission the certifications below, as required by 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002:

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Beasley Broadcast Group, Inc. (the “Company”) hereby certifies to such officer’s knowledge that:

(i)    the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2002	/s/ GEORGE G. BEASLEY
George G. Beasley Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Vice President, Chief Financial Officer, Secretary and Treasurer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Beasley Broadcast Group, Inc. (the “Company”) hereby certifies to such officer’s knowledge that:

(i)    the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2002	/s/ CAROLINE BEASLEY
Caroline Beasley Vice President, Chief Financial Officer, Secretary and Treasurer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEASLEY BROADCAST GROUP, INC.

Date: August 13, 2002	By:	/s/ CAROLINE BEASLEY
Caroline Beasley Vice President, Chief Financial Officer, Secretary and Treasurer

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